Exhibit 21

Liberty Global Ltd. Subsidiaries
December 31, 2024

Name	Country

Blossom Energy BV	Belgium
Caviar Antwerp BV	Belgium
Caviar Film Financing BV	Belgium
Caviar Group NV	Belgium
Connectify NV	Belgium
Décor Oyenbrug BV	Belgium
Doccle BV	Belgium
Doccle.Up NV	Belgium
Fabiola Group BV	Belgium
Het Moederschip BV	Belgium
ILA Studio BV	Belgium
Loom BV	Belgium
Loom Flanders BV	Belgium
MaRo NV	Belgium
Native Nation BV	Belgium
Play Media NV	Belgium
Primitives NV	Belgium
Roger NV	Belgium
Roses Are Blue BV	Belgium
Telenet BV	Belgium
Telenet Group Holding NV	Belgium
Telenet Group NV/SA	Belgium
Telenet Retail BV	Belgium
Telenet Vlaanderen NV	Belgium
The Park Entertainment NV	Belgium
Ucast BV	Belgium
Woestijnvis NV	Belgium
Wyre BV	Belgium
Wyre Holding BV	Belgium
Formula E Brazil Ltda	Brazil
Formula E Operations Chile SpA	Chile
Caviar Paris SAS	France
Formula E Holdings Limited	Hong Kong
Channel 6 Broadcasting Limited	Ireland
Cullen Broadcasting Limited	Ireland
Tullamore Beta Limited	Ireland
Virgin Media Ireland Limited	Ireland

Name	Country

Virgin Media Television Limited	Ireland
VMIE Group Holdings Limited	Ireland
6320 Canal SA	Luxembourg
Eltrona Interdiffusion S.A.	Luxembourg
Liberty Global Luxembourg Sàrl	Luxembourg
Liberty Property Holdco I Sàrl	Luxembourg
Telenet Finance Luxembourg Notes Sàrl	Luxembourg
Telenet International Finance Sàrl	Luxembourg
Telenet Solutions Luxembourg NV	Luxembourg
Liberty Global Holding Company Limited	Malta
Liberty Global Insurance Company Limited	Malta
Formula E Mexico Race Operations S de R.L. de C.V.	Mexico
Fabiola BV	Netherlands
Labesa Holding BV	Netherlands
LGCI Holdco I BV	Netherlands
LGI Ventures BV	Netherlands
Liberty Global Belgium Holding BV	Netherlands
Liberty Global Benelux BV	Netherlands
Liberty Global Benelux Property Holding BV	Netherlands
Liberty Global BV	Netherlands
Liberty Global Communication Services BV	Netherlands
Liberty Global Content Investments BV	Netherlands
Liberty Global Corporate BV	Netherlands
Liberty Global Europe Holding BV	Netherlands
Liberty Global Europe Management BV	Netherlands
Liberty Global Holding BV	Netherlands
Liberty Global Technology Services BV	Netherlands
Liberty Global Ventures Group Holding BV	Netherlands
Liberty Global Ventures Holding BV	Netherlands
Liberty Global Ventures Holding II BV	Netherlands
Liberty Global Ventures Holding III BV	Netherlands
Liberty Networks Europe Holding BV	Netherlands
The Park Entertainment BV	Netherlands
UPC Poland Holding BV	Netherlands
UPC Slovakia Holding I BV	Netherlands
UPC Slovakia Holding II BV	Netherlands
UPC Broadband Slovakia sro	Slovak Republic
UPC Management Services sro	Slovak Republic
Formula E Spain Operations S.L.	Spain
Catalyst NewCo 1 Limited	UK-England & Wales
Caviar London Limited	UK-England & Wales

Name	Country

EGG Power Holdings Limited	UK-England & Wales
Formula E Operations Limited	UK-England & Wales
Formula E Publishing Limited	UK-England & Wales
Formula E Race Operations Limited	UK-England & Wales
LGCI Holdings Limited	UK-England & Wales
Liberty Blume Limited	UK-England & Wales
Liberty Blume Business Solutions Limited	UK-England & Wales
Liberty Blume Procurement Services Limited	UK-England & Wales
Liberty Blume Specialty Finance Limited	UK-England & Wales
Liberty Global Broadband Germany Holding II Limited	UK-England & Wales
Liberty Global Broadband Germany Holding Limited	UK-England & Wales
Liberty Global Broadband Holding Limited	UK-England & Wales
Liberty Global Broadband I Limited	UK-England & Wales
Liberty Global Broadband II Limited	UK-England & Wales
Liberty Global Capital Limited	UK-England & Wales
Liberty Global Development Limited	UK-England & Wales
Liberty Global Digital Infrastructure Limited	UK-England & Wales
Liberty Global Europe 2 Limited	UK-England & Wales
Liberty Global Europe Limited	UK-England & Wales
Liberty Global Finance I (UK) Limited	UK-England & Wales
Liberty Global Finance II (UK) Limited	UK-England & Wales
Liberty Global Financial Solutions Limited	UK-England & Wales
Liberty Global Holdings Limited	UK-England & Wales
Liberty Global Management Services 2 Limited	UK-England & Wales
Liberty Global Management Services 1 Limited	UK-England & Wales
Liberty Global Management Services Limited	UK-England & Wales
Liberty Global Management Services Operations Limited	UK-England & Wales
Liberty Global Technology Limited	UK-England & Wales
Liberty Global Ventures Group Limited	UK-England & Wales
Liberty Global Ventures Holding Limited	UK-England & Wales
Liberty Global Ventures Limited	UK-England & Wales
Newco Holdco 6 Limited	UK-England & Wales
Phoenix Renewables Ltd	UK-England & Wales
The Park Playground UK Limited	UK-England & Wales
75S Film Development LLC	USA-California
Accompanist Film LLC	USA-California
Caviar LA, LLC	USA-California
Famous Films Production LLC	USA-California
Gifted Youth, LLC	USA-California
Imposter Inc.	USA-California
Learning Depot, LLC	USA-California

Name	Country

Loom, LLC	USA-California
Squirrel Rork Industries, LLC	USA-California
Stay Busy, LLC	USA-California
Vampire Productions, Inc.	USA-California
LGI Technology Holdings Inc.	USA-Colorado
Liberty Global Management, LLC	USA-Colorado
Liberty Global Services, LLC	USA-Colorado
UIM Aircraft, LLC	USA-Colorado
75 Sunset Films, LLC	USA-Delaware
Associated SMR, Inc.	USA-Delaware
Formula E Enterprise, Inc	USA-Delaware
LGCI HoldCo LP	USA-Delaware
LGI International LLC	USA-Delaware
LGI Ventures Management, Inc.	USA-Delaware
Liberty Global Holdings Inc.	USA-Delaware
Liberty Global, Inc.	USA-Delaware
Liberty Programming Japan, LLC	USA-Delaware
Roses Are Blue, Inc	USA-Delaware
Telenet Financing USD LLC	USA-Delaware
VMIE Financing LLC	USA-Delaware
Love Language Films LLC	USA-Illinois
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